UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2015

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853 1-03382 1-03274
DUKE ENERGY CORPORATION
(a Delaware corporation)
550 South Tryon Street
Charlotte, North Carolina 28202-1803
704-382-3853

DUKE ENERGY PROGRESS, LLC
(a North Carolina limited liability company)
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
704-382-3853

DUKE ENERGY FLORIDA, LLC
(a Florida limited liability company)
299 First Avenue North
St. Petersburg, Florida 33701
704-382-3853

20-2777218 56-0165465 59-0247770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events.

Duke Energy Progress, Inc.

On August 1, 2015, Duke Energy Progress, Inc. converted its form of business organization from a North Carolina corporation to a North Carolina limited liability company. Upon the conversion, Duke Energy Progress, Inc. changed its name to Duke Energy Progress, LLC. In connection with the conversion, the former Articles of Incorporation and By-Laws were terminated and Duke Energy Progress, LLC adopted Articles of Organization including Articles of Conversion, a Plan of Conversion, and a Limited Liability Company Operating Agreement.

The foregoing description of the conversion is qualified in its entirety by reference to the Articles of Organization including Articles of Conversion, Plan of Conversion, and Limited Liability Company Operating Agreement which are attached as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Duke Energy Florida, Inc.

On August 1, 2015, Duke Energy Florida, Inc. converted its form of business organization from a Florida corporation to a Florida limited liability company. Upon the conversion, Duke Energy Florida, Inc. changed its name to Duke Energy Florida, LLC. In connection with the conversion, the former Articles of Incorporation and By-Laws were terminated and Duke Energy Florida, LLC adopted Articles of Conversion, Articles of Organization, a Plan of Conversion, and a Limited Liability Company Operating Agreement.

The foregoing description of the conversion is qualified in its entirety by reference to the Articles of Conversion, Articles of Organization, Plan of Conversion, and Limited Liability Company Operating Agreement which are attached as Exhibits 3.4, 3.5, 3.6 and 3.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

3.1	Articles of Organization including Articles of Conversion for Duke Energy Progress, LLC, effective August 1, 2015.
3.2	Plan of Conversion of Duke Energy Progress, Inc., effective August 1, 2015.
3.3	Limited Liability Company Operating Agreement of Duke Energy Progress, LLC, effective August 1, 2015.
3.4	Articles of Conversion for Duke Energy Florida, LLC, effective August 1, 2015.
3.5	Articles of Organization for Duke Energy Florida, LLC, effective August 1, 2015.
3.6	Plan of Conversion of Duke Energy Florida, Inc., effective August 1, 2015.
3.7	Limited Liability Company Operating Agreement of Duke Energy Florida, LLC, effective August 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY PROGRESS, LLC

Date: August 4, 2015	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

DUKE ENERGY FLORIDA, LLC

Date: August 4, 2015	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Articles of Organization including Articles of Conversion for Duke Energy Progress, LLC, effective August 1, 2015.
3.2	Plan of Conversion of Duke Energy Progress, Inc., effective August 1, 2015.
3.3	Limited Liability Company Operating Agreement of Duke Energy Progress, LLC, effective August 1, 2015.
3.4	Articles of Conversion for Duke Energy Florida, LLC, effective August 1, 2015.
3.5	Articles of Organization for Duke Energy Florida, LLC, effective August 1, 2015.
3.6	Plan of Conversion for Duke Energy Florida, Inc., effective August 1, 2015.
3.7	Limited Liability Company Operating Agreement of Duke Energy Florida, LLC, effective August 1, 2015.